                                                                    EXHIBIT 10.1


March 11, 2004

Arlington Inns, Inc. (f/k/a Amerihost Inns, Inc.)
c/o Arlington Hospitality, Inc.
(f/k/a Amerihost Properties, Inc.)
2355 South Arlington Heights Road
Suite 400
Arlington Heights, Illinois 60005
Attention: Jerry H. Herman, President


Gentleman:

         Reference is made to (i) those certain Lease Agreements listed in
Schedule 1 attached hereto (the "PROPERTY LEASES") between Arlington Inns, Inc. (f/k/a Amerihost Inns, Inc.) ("TENANT") and the landlords described therein (collectively, the "LANDLORD"), (ii) that certain Amended and Restated Master Agreement dated as of January 24, 2001, which agreement was amended by the parties thereto pursuant to that certain First Amendment to Amended and Restated Master Agreement dated as of May 25, 2001 and that certain Second Amendment to Amended and Restated Master Agreement dated as of June 4, 2003 (the Amended and Restated Master Agreement as so amended herein called the "MASTER AGREEMENT") and (iii) that certain Guaranty Agreement dated June 30, 1998 (the "GUARANTY"), executed by Arlington Hospitality, Inc. (f/k/a Amerihost Properties, Inc.) ("GUARANTOR"). Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Master Agreement.

         Pursuant to the various letters each dated March 2, 2004, Landlord provided notice to Tenant of certain defaults under the Property Leases and Master Agreement. Notwithstanding the continued existence of such defaults, Landlord hereby waives such defaults and agrees to refrain from exercising its remedies under the Property Leases and Master Agreement, subject to the following terms and conditions:

         1. Although Base Rent will continue to accrue at the rate set forth in the Master Agreement and the separate Property Leases, the Base Rent payments required to be paid on March 1, 2004 and April 1, 2004 hereunder shall be reduced to an amount equal to an annualized rate of 8 1/2% of the stated value of the leased properties (the "REDUCED PAYMENT"). The Base Rent due, less the Reduced Payment, is herein called the "ACCRUED BASE RENT."

         2. The Reduced Payment amount for March 1, 2004 is $385,319.00, which amount includes the late fee due on the March 1 Base Rent payment and past due Base Rent due to CPI increases as provided in the Property Leases. Tenant shall pay to Landlord, by wire transfer of good funds, on or before March 12, 2004, the March 1, 2004 Reduced Payment, less the sum of $108,897.00 (which amount shall be funded by Landlord from the Escrow Funds held under the Master Agreement),

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Arlington Inns, Inc. (f/k/a Amerihost Inns, Inc.)
c/o Arlington Hospitality, Inc.
(f/k/a Amerihost Properties, Inc.)
March 11, 2004
Page 2


              for a net payment of $276,422.00. The Reduced Payment amount for April 1, 2004 is $359,833.00. Tenant shall pay to Landlord, by wire transfer of good funds, on or before April 1, 2004, the April 1, 2004 Reduced Payment, less the sum of $100,000 (which amount shall be funded by Landlord from the Escrow Funds held under the Master Agreement), for a net payment of $259,833.00.

         3. Concerning capital expenditures reimbursement requests previously made by Tenant to Landlord with respect to the calendar year 2003, Landlord agrees to reimburse Tenant the total of $62,499.29 by wire transfer of good funds on or before March 12, 2004, which amount is net of the amount of $89,161.78, which is the estimated reserve payments to the Capital Expenditure Reserve Account due under the Property Leases and Master Agreement by Tenant for the months of January, 2004 (which payment was due on February 15, 2004) and February, 2004 (which payment is due on March 15, 2004 (the "Outstanding Reserve Payments"). The credit against the amount to be paid by Landlord in accordance with the prior sentence shall satisfy Tenant's obligation to fund the OUTSTANDING RESERVE PAYMENTS and to the extent Tenant is entitled to any further reimbursement for any additional capital expenditures for the calendar year 2003 under the terms of the Property Leases, such reimbursement shall not exceed $20,000.00 in any event. The provisions of this Section 3 do not apply to the payment of capital expenditures for the four hotels with securitized financing.

         4. On or before the earlier of (a) April 30, 2004 or (b) the date of any failure by Tenant to comply with the terms hereof (the "TERMINATION DATE"), Tenant shall (a) pay all Accrued Base Rent, and (b) restore the $208,897.00 of the Escrow Funds used by Landlord to fund a portion of the Reduced Payment as provided in Paragraph 2 above.

         5. Subject to the terms of that certain Confidentiality Agreement between Tenant and Landlord and dated February 19, 2004 and the advice of its auditors and legal counsel, Tenant will use good faith efforts to promptly provide to Landlord all financial information regarding Tenant, Guarantor and the operation of the leased properties requested by Landlord in order for Landlord to evaluate the financial position of Arlington, the properties and the Guarantor.

         6. Concerning the sale of the hotels subject to the Property Leases, Tenant shall prepare on a good faith basis and present to Landlord a plan for pricing, listing and selling such hotels, the terms of which may be incorporated into any modification of the Property Leases and Master Agreement entered into between the parties during the term of this Letter Agreement. Pending the finalization of any such plan, Tenant will present to Landlord all offers received on said hotels, if


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Arlington Inns, Inc. (f/k/a Amerihost Inns, Inc.)
c/o Arlington Hospitality, Inc.
(f/k/a Amerihost Properties, Inc.)
March 11, 2004
Page 3


              any, which are received directly from any prospective purchaser or through any broker inquiries, whether or not listed with such broker, together with Tenant's written recommendation on the action to be taken in connection with such offer.

         7. Landlord, Tenant and Guarantor will comply with all other provisions of and obligations under the Master Agreement, the Property Leases, and any other agreements between Tenant, Guarantor and Landlord, including, without limitation, keeping all other payments required under such documents current.


         Nothing herein shall be deemed to preclude Landlord from exercising any of its rights and remedies under the Property Leases and/or the Master Agreement upon the expiration of this Letter Agreement.

         Please indicate your acceptance of the terms hereof by signing a copy of this letter in the space provided below and returning one executed counterpart to Jan F. Salit of PMC Commercial Trust.


                                               Very truly yours,

                                               PMC COMMERCIAL TRUST

                                               By: /s/ LANCE B. ROSEMORE
                                                  ------------------------------
                                                   Name:  Lance B. Rosemore
                                                   Title: President





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Arlington Inns, Inc. (f/k/a Amerihost Inns, Inc.)
c/o Arlington Hospitality, Inc.
(f/k/a Amerihost Properties, Inc.)
March 11, 2004
Page 4



ACCEPTED AND AGREED THIS 17th DAY OF MARCH, 2004:


ARLINGTON INNS, INC.
(f/k/a Amerihost Inns, Inc.)



By: /s/ JERRY H. HERMAN
   ----------------------------------
   Name:  Jerry H. Herman
        -----------------------------
   Title: President
         ----------------------------


By: /s/ JAMES B. Dale
   ----------------------------------
   Name:  James B. Dale
        -----------------------------
   Title: Secretary
         ----------------------------


ARLINGTON HOSPITALITY, INC.
(f/k/a Amerihost Properties, Inc.)


By: /s/ JERRY H. HERMAN
   ----------------------------------
   Name:  Jerry H. Herman
        -----------------------------
   Title: President
         ----------------------------


By: /s/ JAMES B. Dale
   ----------------------------------
   Name:  James B. Dale
        -----------------------------
   Title: Secretary
         ----------------------------

                                   SCHEDULE 1


1. Lease Agreement dated June 30, 1998 between PMC Commercial Trust and Arlington Inns, Inc. (f/k/a Amerihost Inns, Inc.) with respect to the property known as the AmeriHost Inn and located at 1611 Range Road, Port Huron, Michigan 48074

2. Lease Agreement dated June 30, 1998 between PMC Commercial Trust and Arlington Inns, Inc. (f/k/a Amerihost Inns, Inc.) with respect to the property known as the AmeriHost Inn and located at 400 Orbiting Drive, Mosinee, Wisconsin 54455

3. Lease Agreement dated June 30, 1998 between PMC Commercial Trust and Arlington Inns, Inc. (f/k/a Amerihost Inns, Inc.) with respect to the property known as the AmeriHost Inn and located at 1726 Lake Avenue, Storm Lake, Iowa 50588

4. Lease Agreement dated June 30, 1998 between PMC Commercial Trust and Arlington Inns, Inc. (f/k/a Amerihost Inns, Inc.) with respect to the property known as the AmeriHost Inn and located at 625 Spicer Drive, Tupelo, Mississippi 38801

5. Lease Agreement dated June 30, 1998 between PMC Commercial Trust and Arlington Inns, Inc. (f/k/a Amerihost Inns, Inc.) with respect to the property known as the AmeriHost Inn and located at 2055 E. Lincolnway, Wooster, Ohio 44691

6. Lease Agreement dated June 30, 1998 between PMC Commercial Trust and Arlington Inns, Inc. (f/k/a Amerihost Inns, Inc.) with respect to the property known as the AmeriHost Inn and located at 789 East Milltown Road, Wooster, Ohio 44691

7. Lease Agreement dated March 23, 1999 between PMCT Sycamore, L.P. and Arlington Inns, Inc. (f/k/a Amerihost Inns, Inc.) with respect to the property known as the AmeriHost Inn and located at 1475 South Peace Road, Sycamore, Illinois 60178

8. Lease Agreement dated March 23, 1999 between PMCT Macomb, L.P. and Arlington Inns, Inc. (f/k/a Amerihost Inns, Inc.) with respect to the property known as the AmeriHost Inn and located at 1646 N. Lafayette Expressway, Macomb, Illinois 61455

9. Lease Agreement dated March 5, 1999 between PMCT Plainfield, L.P. and Arlington Inns, Inc. (f/k/a Amerihost Inns, Inc.) with respect to the property known as the AmeriHost Inn and located at 6105 Cambridge Way, Plainfield, Indiana 46168

10. Lease Agreement dated March 5, 1999 between PMCT Marysville, L.P.) and Arlington Inns, Inc. (f/k/a Amerihost Inns, Inc.) with respect to the property known as the AmeriHost Inn and located at 16520 Allenby Drive, Marysville, Ohio 43040

11. Lease Agreement dated June 30, 1998 between PMC Commercial Trust and Arlington Inns, Inc. (f/k/a Amerihost Inns, Inc.) with respect to the property known as the AmeriHost Inn and located at 567 East Highway 38, Rochelle, Illinois 61068

12. Lease Agreement dated June 30, 1998 between PMC Commercial Trust and Arlington Inns, Inc. (f/k/a Amerihost Inns, Inc.) with respect to the property known as the AmeriHost Inn and located at 1100 North Grand Avenue, Mt. Pleasant, Iowa 52641

13. Lease Agreement dated June 30, 1998 between PMC Commercial Trust and Arlington Inns, Inc. (f/k/a Amerihost Inns, Inc.) with respect to the property known as the AmeriHost Inn and located at 14774 Laplaisance Road, Monroe, Michigan 48161

14. Lease Agreement dated June 30, 1998 between PMC Commercial Trust and Arlington Inns, Inc. (f/k/a Amerihost Inns, Inc.) with respect to the property known as the AmeriHost Inn and located at 951 South Central Expressway, McKinney, Texas 75070

15. Lease Agreement dated June 30, 1998 between PMC Commercial Trust and Arlington Inns, Inc. (f/k/a Amerihost Inns, Inc.) with respect to the property known as the AmeriHost Inn and located at 465 Vann Drive, Jackson, Tennessee 38305

16. Lease Agreement dated June 30, 1998 between PMC Commercial Trust and Arlington Inns, Inc. (f/k/a Amerihost Inns, Inc.) with respect to the property known as the AmeriHost Inn and located at 2171 Holton Court, Walker, Michigan 49544

17. Lease Agreement dated June 30, 1998 between PMC Commercial Trust and Arlington Inns, Inc. (f/k/a Amerihost Inns, Inc.) with respect to the property known as the AmeriHost Inn and located at 7625 Caterpillar Court, Grand Rapids, Michigan 49548

18. Lease Agreement dated June 30, 1998 between PMC Commercial Trust and Arlington Inns, Inc. (f/k/a Amerihost Inns, Inc.) with respect to the property known as the AmeriHost Inn and located at 100 North Park Court, Stockbridge, Georgia 30281

19. Lease Agreement dated June 30, 1998 between PMC Commercial Trust and Arlington Inns, Inc. (f/k/a Amerihost Inns, Inc.) with respect to the property known as the AmeriHost Inn and located at 1040 O'Malley Drive, Coopersville, Michigan 49404

20. Lease Agreement dated June 30, 1998 between PMC Commercial Trust and Arlington Inns, Inc. (f/k/a Amerihost Inns, Inc.) with respect to the property known as the AmeriHost Inn and located at 741 US 250 East, Ashland, Ohio 44805

21. Lease Agreement dated June 30, 1998 between PMC Commercial Trust and Arlington Inns, Inc. (f/k/a Amerihost Inns, Inc.) with respect to the property known as the AmeriHost Inn and located at 5130 S. Cobb Drive, Smyrna, Georgia 30082